UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2018

CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200
Florham Park, New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2018, Conduent Incorporated, a New York corporation (the “Company”), entered into Amendment No. 3 (the “Amendment”) to the Credit Agreement, dated as of December 7, 2016 (as supplemented by the First Incremental Agreement, dated as of January 3, 2017, as amended by Amendment No. 1 dated as of April 7, 2017 and as amended by Amendment No. 2 dated as of October 10, 2017, the “Credit Agreement”), among the Company, its subsidiaries Conduent Business Services, LLC (f/k/a Xerox Business Services, LLC), Affiliated Computer Services International B.V. and Conduent Finance, Inc., the other guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.  All capitalized terms not defined herein are defined in the Credit Agreement.

Pursuant to the Amendment, (i) the existing Revolving Commitments under the Credit Agreement prior to the Amendment were refinanced with new Revolving Commitments and the Revolving Credit Maturity Date of the new Revolving Commitments has been extended from December 7, 2021 to December 7, 2022, (ii) the existing Term A Loans under the Credit Agreement prior to the Amendment were refinanced with new Term A Loans, the maturity date with respect to the new Term A Loans has been extended from December 7, 2021 to December 7, 2022 and the required amortization payments with respect to the new Term A Loans will begin on March 31, 2019, in quarterly amounts equal to 1.25% of the aggregate principal amount of the Term A Loans increasing to 2.50% beginning on March 31, 2021, and (iii) the Term B Loans were amended as set forth in the Amendment but the Amendment did not change the maturity date of the Term B Loans from December 7, 2023.  As a result of the Amendment, (i) the interest rate on Revolving Loans was reduced by 0.50% from 2.25% over LIBOR to 1.75% over LIBOR, with corresponding reductions in the step-downs applicable to the Revolving Loans, (ii) the interest rate on the Term A Loans was reduced by 0.50% from 2.25% over LIBOR to 1.75% over LIBOR, with corresponding reductions in the step-downs applicable to the Term A Loans, and (iii) the interest rate on the Term B Loans was reduced by 0.50% from 3.00% over LIBOR to 2.50% over LIBOR.  The commitment fees with respect to the Revolving Commitments are unchanged.  In addition, the Amendment (i) reset the “soft call” protection on the Term B Loans for six months, (ii) amended the mandatory prepayment provisions with respect to certain asset sales to permit the Company to apply the net cash proceeds thereof to prepay any indebtedness, (iii) reset the available dollar basket amount of incremental facilities permitted to be incurred to $300 million and amended the incremental facility provisions to permit the Company to incur incremental Term A Loans using such basket and (iv) made certain other changes to the Credit Agreement as set forth in the Amendment.  In connection with the Amendment, the Company was required to pay customary extension fees to the lenders holding Revolving Commitments and Term A Loans after giving effect to the Amendment.  The Amendment is expected to result in interest cost savings over the life of the Term A Loans, the Term B Loans and the Revolving Loan facility.

This Amendment did not change the outstanding principal balance of the $413,768,790 and €255,125,000 Term A Loan facility, the $750 million Term B Loan facility or the $750 million Revolving Loan facility under the Credit Agreement.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Amendment to the Credit Agreement is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 28, 2018, the Company, through its subsidiaries, completed the divestiture of its commercial vehicle operations business.  The sale is a part of the Company’s previously announced plan to divest approximately $1 billion in revenue associated with non-core assets.

The Company issued a press release on June 28, 2018, announcing the completion of the divestiture, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This report contains “forward-looking statements” that involve risks and uncertainties.  These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results.  Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance.  As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances.  Our actual results may vary materially from those expressed or implied in our forward-looking statements.  Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf.  Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, among others: termination rights contained in our government contracts; our ability to renew commercial and government contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our ability to attract and retain necessary technical personnel and qualified subcontractors; our ability to deliver on our contractual obligations properly and on time; competitive pressures; our significant indebtedness; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; claims of infringement of third-party intellectual property rights; the failure to comply with laws relating to individually identifiable information, and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our security systems and service interruptions; our ability to estimate the scope of work or the costs of performance in our contracts; our ability to collect our receivables for unbilled services; a decline in revenues from or a loss or failure of significant clients; fluctuations in our non-recurring revenue; our failure to maintain a satisfactory credit rating; our ability to attract and retain key employees; increases in the cost of telephone and data services or significant interruptions in such services; our failure to develop new service offerings; our ability to receive dividends or other payments from our subsidiaries; changes in tax and other laws and regulations; changes in government regulation and economic, strategic, political and social conditions; changes in U.S. GAAP or other applicable accounting policies; the other risks and uncertainties detailed in the section titled “Risk Factors”, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission.  We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you.  Any forward-looking statements made by us in this current report speak only as of the date on which they are made.  We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Amendment No. 3 to Credit Agreement dated as of June 28, 2018
99.1	Registrant’s press release dated June 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

Date: June 28, 2018	By:	/s/ J. Michael Peffer
Name: J. Michael Peffer
Position: Secretary